Montana Renewables Announces Innovative, Capital-Efficient Expansion to 200 Million Gallons of Sustainable Aviation Fuel
•SAF production capacity expected to reach approximately 200 million gallon annual run rate by year-end 2028, with total renewable product sales expanded 40% to 17,000 barrels per day
•Remaining project capital for this expansion reduced to $137 million from the $1.2 billion contemplated in the original Phase 2 plan, driven by the repurposing of proven equipment from the adjacent Calumet Montana Refining asphalt facility through a series of quick-payback steps
•No third-party equity requirement provides simple capital structure and eliminates dilution, positioning MRL for future strategic opportunities; expansion is expected to be funded with Montana Renewables earnings alongside a final $34 million draw under a DOE loan
•Calumet Montana Refining will continue to produce retail asphalt and provide shared site cost efficiencies across both businesses, preserving all Great Falls jobs

INDIANAPOLIS – September 1, 2026 – Calumet, Inc. (NASDAQ: CLMT) (“Calumet,” “we,” “our” or “us”) announced today a new flight plan for its MaxSAF® expansion at Montana Renewables, LLC (“Montana Renewables” or “MRL”), an unrestricted subsidiary of Calumet. By repurposing proven, installed refining equipment from the adjacent Calumet Montana Refining (“CMR”) facility, Montana Renewables expects to reach approximately 200 million gallons of annual Sustainable Aviation Fuel (“SAF”) production and 17,000 barrels per day of total product sales by year-end 2028. The total remaining project capital spend for this expansion is $137 million, compared to the $1.2 billion megaproject contemplated in the original loan issued by the U.S. Department of Energy (“DOE”) through its Office of Energy Dominance Financing (“EDF”).
Reflecting the dramatically lower capital requirement, Montana Renewables and EDF have amended the Loan Guarantee Agreement (“LGA”) originally executed in January 2025. Phase 2 DOE funding is reduced from up to $658 million to a single, final draw of $34 million, with the balance of the expansion self-funded from MRL earnings. The original agreement required the project's full equity to be committed before Phase 2 construction. The amended structure requires no third-party equity, thereby eliminating dilution and preserving a simple capital structure for future strategic opportunities while accelerating the benefits of increased throughput, SAF, improved yields, and reduced unit costs.
The centerpiece of the revised plan is the redeployment of selected CMR assets — a hydrotreater, hydrogen plant, and naphtha splitter — to Montana Renewables under a long-term lease. The tied-in hydrotreater creates a proprietary dual reactor system that runs in a “polishing” service rather than the industry-standard “cracking” service, delivering competitively advantaged SAF yields while lowering by-product production and reducing yield loss. Several additional modular components, including a third renewable fuels reactor currently offsite, provide the ability to expand capacity beyond 200 million gallons over time.
Rather than a single large construction project, the new expansion is structured as six small, controllable, quick-payback projects, each designed to increase returns and reduce construction risk. Following constraint removal completed at the Spring 2026 turnaround, Montana Renewables is currently producing at a run-rate of 60 million gallons of SAF per year; expects to exceed an 80 million gallon run-rate by year-end 2026; surpass 120 million gallons by Spring 2027; and reach approximately 200 million gallons by year-end 2028. The program also captures approximately 20 million gallons per year of renewable propane and butane — previously burned as fuel gas — as saleable product, improves renewable naphtha yields, and reduces unit operating costs through scale and lower water usage.

The reconfiguration represents the next evolution of more than a decade of modernization at the Great Falls site under Calumet's ownership. The turnaround to complete the tie-in is scheduled for the fourth quarter of 2026 — timing that allows CMR to capture approximately $50 million of EBITDA at currently elevated global refining margins before the transition. CMR will remain in service, continuing to produce high-quality retail asphalt, retaining all employees, and providing shared cost efficiencies across the full site.
“Our amended agreement with the DOE facilitates innovative technology and domestic energy security at a fraction of the original cost,” said Todd Borgmann, CEO of Calumet. “EDF’s willingness to right-size the LGA reflects its ongoing support for Montana's largest agricultural investment. We look forward to our continued collaboration with the DOE on the success of this project.”
“We've worked hard to unleash the ingenuity of our engineering and operational teams, and they developed a project that captures approximately 70% of the originally expected benefit while spending only 15% of the originally expected Phase 2 capital,” Borgmann continued. “The DOE has kept our nation's energy independence goals at the forefront while demonstrating tremendous flexibility in thoughtfully working with us to adjust the loan. MRL was honored to be the first project to receive the support of the current Administration, and we thank the entire DOE team for its continued commitment to this key component of America's energy infrastructure. With the DOE's support, Montana Renewables continues to strengthen its position as one of the world's largest SAF producers while supporting regional agriculture, the Montana business community, our employees, and our shareholders.”
The expansion increases MRL’s total feedstock consumption to approximately 2 billion pounds of ranch- and farm-originated feedstocks, converted into American-made renewable jet fuel, diesel, and gasoline annually, while continuing to grow Montana's wage and tax base with highly skilled technical employment in a rural community.
Amended Loan Guarantee Structure
The DOE loan remains structured in two tranches. The first tranche of $782 million was funded in February 2025 and used to recapitalize MRL, including an additional $150 million equity investment by Calumet with cash on hand. Under the amended agreement, the remaining loan availability is reduced to a single, final draw of $34 million — down significantly from the previous additional draw of up to $658 million, which MRL expects to receive shortly, subject to the satisfaction of certain commercial, technical, and legal conditions precedent.
During construction, retained earnings from MRL are expected to supplement DOE funds to maintain debt at less than 55% of eligible spending. The loan retains its 15-year tenor and an annual interest rate of the U.S. Treasury rate plus 3/8%, with servicing of principal and interest deferred until MaxSAF® is commissioned. The March 2029 first servicing date and December 2039 maturity remain unchanged. The amended LGA will be filed with the Securities and Exchange Commission (“SEC”), and investors should refer to the filed agreement for complete terms.
About Montana Renewables
Montana Renewables (MRL) is a leading renewable fuel company located in Great Falls, Montana. We produce Sustainable Aviation Fuel (SAF), Renewable Diesel, Renewable Hydrogen, and Renewable Naphtha. As one of only three SAF producers running at commercial scale in North America, we meet the increasing demand for sustainable jet fuels. As a Great Falls business leader, MRL offers high-paying jobs and career opportunities while supporting the local economy and contributing to the community’s overall well-being.  Pacific Northwest farm and ranch operations ultimately provide MRL with sustainable, renewable, low-carbon feedstocks and agricultural byproducts including tallow, distillers corn oil, canola oil, used cooking oil and camelina oil.  These are converted to renewable transportation fuels which have lower emissions compared to conventional fossil fuels.  MRL is an unrestricted subsidiary of Calumet, Inc.

About Calumet
Calumet, Inc. (NASDAQ: CLMT) manufactures, formulates, and markets a diversified slate of specialty branded products and renewable fuels to customers across a broad range of consumer-facing and industrial markets. Calumet is headquartered in Indianapolis, Indiana and operates twelve facilities throughout North America.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements and information in this press release may constitute “forward-looking statements.” The words “will,” “may,” “intend,” “believe,” “expect,” “outlook,” “forecast,” “anticipate,” “estimate,” “continue,” “plan,” “should,” “could,” “would,” “project” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. The statements discussed in this press release that are not purely historical data are forward-looking statements, including, but not limited to, the statements regarding (i) our expectations regarding the timing and funding of the final $34 million draw under the DOE’s guaranteed loan facility (the “DOE Facility”), the satisfaction of the commercial, technical and legal conditions precedent to such draw and the intended use under the DOE facility, (ii) our expectations regarding the MaxSAF® expansion, including the redeployment and long-term lease of certain CMR assets, the design, tie-in and performance of the resulting dual reactor system, the timing and scope of the fourth quarter 2026 turnaround, the completion of each project stage on the anticipated timeline and budget, and our ability to reach approximately 200 million gallons of annual SAF production and 17,000 barrels per day of total product sales by year-end 2028, (iii) our expectations regarding total remaining project capital of approximately $137 million and our ability to fund the balance of the expansion from MRL earnings without third-party equity, (iv) our expectations regarding continued CMR asphalt operations, shared site cost efficiencies and CMR’s ability to capture approximately $50 million of EBITDA prior to the transition, (v) our expectation regarding our business outlook and cash flows, including with respect to the Montana Renewables business, and (vi) our ability to meet our financial commitments, debt service obligations, debt instrument covenants, contingencies and anticipated capital expenditures. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause our actual results to differ materially from our historical experience and our present expectations or projections. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the overall demand for renewable fuels, including SAF and renewable diesel; our ability to produce renewable fuel products that meet our customers’ unique and precise specifications; our ability to complete the redeployment, lease and tie-in of the CMR hydrotreater, hydrogen plant and naphtha splitter on the anticipated timeline and budget; the risk that repurposed or relocated equipment does not perform as designed or requires additional capital, maintenance or downtime; the risk that turnaround activities take longer, cost more or achieve less than anticipated; our ability to satisfy the conditions precedent to the final DOE draw and to comply with the covenants and other terms of the amended LGA; changes in DOE policy, priorities, funding or administration affecting the loan guarantee; changes in federal, state and international policies, mandates, tax credits and incentives applicable to renewable fuels; the marketing of alternative and competing products; the impact of fluctuations and rapid increases or decreases in renewable fuel margins, including the resulting impact on our liquidity; our ability to comply with financial covenants contained in our debt instruments; labor relations; our access to capital to fund expansions, acquisitions and our working capital needs and our ability to obtain debt or equity financing on satisfactory terms; environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; maintenance of our credit ratings and ability to receive open credit lines from our suppliers; demand for various feedstocks and resulting changes in pricing conditions; fluctuations in refinery capacity; our ability to access sufficient feedstocks; the effects of competition; continued creditworthiness of, and performance by, counterparties; the impact of current and future laws, rulings and governmental regulations; shortages or cost increases of power supplies, natural gas, materials or labor; weather interference with business operations; administration changes in the federal government and potential legislative enactments and administrative actions; our ability to access the debt and equity markets; accidents or other unscheduled shutdowns; and

general economic, market, business or political conditions, including inflationary pressures, instability in financial institutions, general economic slowdown or a recession, political tensions, conflicts and war (such as the ongoing conflicts in Ukraine and the Middle East and their regional and global ramifications).

For additional information regarding factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including the risk factors and other cautionary statements in our latest Annual Report on Form 10-K and our other filings with the SEC.

We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by applicable law. Certain public statements made by us and our representatives on the date hereof may also contain forward-looking statements, which are qualified in their entirety by the cautionary statements contained above.

Non-GAAP Financial Measure
This press release includes a forward-looking estimate of EBITDA for CMR prior to the completion of the MaxSAF® expansion, which is a non-GAAP financial measure. We define EBITDA for any period as net income (loss) plus interest expense (including amortization of debt issuance costs), income taxes and depreciation and amortization. This non-GAAP measure is used as a supplemental financial measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others.

We are unable to provide a reconciliation of this forward-looking non-GAAP measure to its most directly comparable measure presented in accordance with generally accepted accounting principles (“GAAP”) without unreasonable efforts because the items required for such a reconciliation, including net income and income tax expense, cannot be reasonably predicted. EBITDA should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP.

Investors:
John Kompa 317-957-5237

Public Relations:
Media Oakes 317-957-5319

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